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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 6, 2004


                            NorthWestern Corporation
             (Exact name of registrant as specified in its charter)


           Delaware                        0-692                 46-0172280
(State or other jurisdiction of      (Commission File           (IRS Employer
        incorporation)                    Number)            Identification No.)


       125 South Dakota Avenue                                57104
      Sioux Falls, South Dakota                             (Zip Code)
(Address of principal executive offices)


                                 (605) 978-2908
              (Registrant's telephone number, including area code)


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Item 7.      Financial Statements and Exhibits

EXHIBIT NO.  DESCRIPTION OF DOCUMENT
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99.1*        Press Release of NorthWestern Corporation dated August 6, 2004

* filed herewith


Item 12.   Results of Operations and Financial Condition

On August 6, 2004, NorthWestern Corporation (the "Company") issued a press release discussing results for the second quarter of 2004 and the Company's filing of its second quarter 2004 Form 10-Q. The press release also discussed the Company's previously announced Chapter 11 filing. The press release is included as Exhibit 99.1 hereto and is incorporated herein by reference. The press release contains forward-looking statements regarding the Company and includes a cautionary statement identifying important factors that could cause actual results to differ materially from those anticipated.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          NorthWestern Corporation


                          By:  /s/ Roger P. Schrum
                               -----------------------------------
                               Roger P. Schrum
                               Vice President - Human Resources and
                               Communications


Date:  August 6, 2004


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                                Index to Exhibits
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EXHIBIT NO.  DESCRIPTION OF DOCUMENT
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99.1*        Press Release of NorthWestern Corporation dated August 6, 2004

* filed herewith